Exhibit 23(a)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





  As  independent   public  accountants,   we  hereby   consent  to   the
  incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 No. 333-91029.




                                ARTHUR ANDERSEN LLP


  Dallas, Texas
  March 29, 2000